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                                                                  Exhibit 23.1


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 20, 1996 and March 28, 1997, in the Registration Statement (Form SB-2) and related prospectus of IMN Financial Corp. For the registration of 439,465 shares of its common stock.


                                               Werblin, Casuccio & Moses, P.C.

Syosset, New York
February 11, 1998